UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2025

Bumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas		78756
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (512) 696-1409
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2025, Bumble Inc. (the “Company”) issued a press release announcing earnings for the second quarter ended June 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b), (c) and (e) Appointment of Chief Financial Officer and Principal Financial and Accounting Officer
On August 4, 2025, the Board of Directors (the “Board”) of the Company appointed Kevin D. Cook as the Company’s Chief Financial Officer, as well as the Company’s principal financial officer and principal accounting officer for purposes of the Exchange Act, in each case, effective August 12, 2025 (the “Effective Date”). Mr. Cook succeeds Mr. Ronald J. Fior, who will be stepping down from his role as Interim Chief Financial Officer on the Effective Date. Mr. Fior will continue to serve as an advisor to the Company through the end of August to assist with the transition of his duties.
Mr. Cook, age 61, has more than 30 years of experience in financial management. Prior to joining the Company, Mr. Cook served as the Chief Financial Officer at Cloudera, Inc., a hybrid cloud data and AI platform company, from October 2021 to September 2023. Prior to that, Mr. Cook was the Senior Vice President of Finance, Corporate Development & Investor Relations at Cloudera, Inc., from August 2014 to September 2021. Prior to Cloudera, Inc., Mr. Cook served as the Vice President of Strategic Finance, Corporate and Business Development at Barracuda Networks, Inc., a global cybersecurity company, from 2010 to 2012. Prior to that, Mr. Cook served in investment banking leadership roles at Cowen, Credit Suisse, Wachovia Securities (now Wells Fargo) and RBC Capital Markets. Mr. Cook began his career in the Business and Finance department at Morrison Foerster. Mr. Cook holds a BA in Economics-Business from the University of California, Los Angeles, and a JD from Georgetown University Law Center.
In connection with retaining Mr. Cook as its Chief Financial Officer, the Company entered into an Employment Agreement between the Company and Mr. Cook, dated August 4, 2025 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Cook will serve as the Company’s Chief Financial Officer from the Effective Date on an “at-will” basis until such time that his employment is terminated in accordance with the terms of the Employment Agreement. The Employment Agreement further provides for (i) an annual base salary of $525,000, subject to increase at the Board’s discretion from time to time, (ii) eligibility to receive a performance bonus with such bonus having an annualized target of no less than 80% of the annual base salary, (iii) an initial equity grant comprised of restricted stock units with a grant date fair value of $12,000,000 (the “Sign-On Equity Grant”), (iv) paid vacation, and (v) participation in employee benefit plans.
In addition, the Employment Agreement provides that, if Mr. Cook’s employment is terminated (i) by the Company without “cause” (as defined in the Employment Agreement) and not due to his death or disability or (ii) for “good reason” (as defined in the Employment Agreement) by Mr. Cook, Mr. Cook will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus): (1) an amount equal to the sum of 12 months’ base salary and 100% of Mr. Cook’s target annual bonus for the year of termination, payable in equal monthly installments over 12 months; (2) if Mr. Cook timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which Mr. Cook becomes eligible for medical and/or dental coverage from a subsequent employer; and (3) acceleration of vesting of any unvested time-vesting equity awards under the Company’s long-term equity based incentive plan (including the Sign-On Equity Grant) that are scheduled to vest in the 12-month period immediately following the termination. The obligation to provide the severance payments and benefits are contingent upon Mr. Cook’s execution and non-revocation of a release of claims and Mr. Cook’s continued compliance, in all material respects, with any existing non-competition, non-solicitation and confidentiality agreements.
Further, the restrictive covenant agreement attached to the Employment Agreement includes covenants in respect of confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and non-disparagement. The confidentiality and non-disparagement covenants have an indefinite term, the non-solicitation covenant with respect to employees is effective both during employment and until the first anniversary of termination of employment, and the non-competition covenant and the non-solicitation covenant with respect to customers and other business relations are effective during employment.
In connection with his appointment, Mr. Cook will also enter into the Company’s standard form indemnification agreement for directors and officers. The foregoing description of the Employment Agreement is qualified in its entirety by the terms and provisions of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Other than the Employment Agreement, there are no arrangements or understandings between Mr. Cook and any other person pursuant to which Mr. Cook was selected to serve as our Chief Financial Officer. Mr. Cook has no family relationship with any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On August 6, 2025, the Company issued a press release announcing the appointment of Mr. Cook, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Employment Agreement, dated August 4, 2025, between Bumble Inc. and Kevin D. Cook.
99.1	Press release of Bumble Inc., dated August 6, 2025, announcing earnings for the second quarter ended June 30, 2025.
99.2	Press release of Bumble Inc., dated August 6, 2025, announcing Chief Financial Officer transition.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: August 6, 2025	By:	/s/ Ronald J. Fior
	Name:	Ronald J. Fior
	Title:	Interim Chief Financial Officer
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